UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 19, 2017

Akorn, Inc.
(Exact name of registrant as specified in charter)

Louisiana	001-32360	72-0717400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1925 W. Field Court, Suite 300, Lake Forest, Illinois 60045
(Address of Principal Executive Offices) (Zip Code)

(847) 279-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

          If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Item 5.07       Submission of Matters to a Vote of Security Holders.

On July 19, 2017, Akorn, Inc. (the “Company”) held a special meeting (the “Special Meeting”) of holders of the common stock, no par value, of the Company (“Company common shares”).  The Company filed its Definitive Proxy Statement for the proposals voted upon at the Special Meeting with the Securities and Exchange Commission (the “SEC”) on June 15, 2017, which was supplemented by the Form 8-K filed by the Company with the SEC on July 10, 2017.

As of the close of business on June 9, 2017, the record date for the Special Meeting, there were 124,763,997 Company common shares outstanding and entitled to vote at the Special Meeting.  A quorum of 104,986,441 Company common shares was represented in person or by proxy at the Special Meeting.  The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, with respect to each proposal is set out below:

1. The proposal to approve the Agreement and Plan of Merger, dated as of April 24, 2017 (the “Merger Agreement”), by and among Fresenius Kabi AG, a German stock corporation, Quercus Acquisition, Inc., a Louisiana corporation and a wholly owned subsidiary of Fresenius Kabi AG, the Company, and, solely for purposes of Article VIII thereof, Fresenius SE & Co. KGaA, a German partnership limited by shares received the following votes:

For	Against	Abstain	Broker Non-Votes

104,651,745	104,914	229,782	0

This proposal was approved, receiving the affirmative vote of 83.9% of the Company common shares outstanding and entitled to vote at the Special Meeting.

2. The proposal to approve, by nonbinding, advisory vote, the compensation that may be paid or may become payable to the Company’s named executive officers in connection with, or following, the consummation of the merger contemplated by the Merger Agreement received the following votes:

For	Against	Abstain	Broker Non-Votes

100,611,137	3,923,206	452,098	0

This nonbinding, advisory proposal received the affirmative vote of 96.2% of the Company common shares cast affirmatively or negatively on the proposal.

In connection with the Special Meeting, the Company also solicited proxies with respect to the adjournment of the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting or any adjournment or postponement thereof to approve the Merger Agreement.  As there were sufficient votes at the time of the Special Meeting to approve the Merger Agreement, the adjournment or postponement of the Special Meeting to solicit additional proxies for such purpose was unnecessary and such proposal was not submitted to the holders of the Company common shares for approval at the Special Meeting.

Item 8.01       Other Events.

On July 19, 2017, the Company issued a press release announcing the results of the shareholder vote at the Special Meeting.  A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The merger with Fresenius Kabi remains subject to regulatory approvals and other customary closing conditions.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Readers can identify these statements by forward-looking words such as “may,” “could,” “should,” “would,” “intend,” “will,” “expect,” “anticipate,” “believe,” “estimate,” “continue” or similar words. A number of important factors could cause actual results of Akorn and its subsidiaries to differ materially from those indicated by such forward-looking statements.  These factors include, but are not limited to, (i) the risk that the proposed merger with Fresenius Kabi may not be completed in a timely manner or at all; (ii) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require Akorn to pay a termination fee or other expenses; (iv) the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on Akorn’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (v) risks related to diverting management’s attention from Akorn’s ongoing business operations; (vi) the risk that shareholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense, indemnification and liability and (vii) the risk factors detailed in Part I, Item 1A, “Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (as filed with the Securities and Exchange Commission on March 1, 2017) and in Part II, Item 1A, “Risk Factors” of our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2017 (as filed with the Securities and Exchange Commission on May 4, 2017) and other risk factors identified herein or from time to time in our filings with the Securities and Exchange Commission. Readers should carefully review these risk factors, and should not place undue reliance on our forward-looking statements.  These forward-looking statements are based on information, plans and estimates at the date of this report. We undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

Item 9.01.      Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated July 19, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKORN, INC.

Date: July 19, 2017	By:	/s/ Duane A. Portwood
Name: Duane A. Portwood
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, dated July 19, 2017